Exhibit 32.1

Certification of the Principal Executive Officer of Kleangas Energy Technologies, Inc. pursuant to Section 906 of the

Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kleangas Energy Technologies, Inc. (the "Company") for the fiscal quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned William B. Wylie, Principal Executive Officer of Kleangas Energy Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section

906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 20, 2013

/s/ WILLIAM B. WYLIE

William B. Wylie

Principal executive officer;

Acting principal accounting officer;

Acting principal financial officer